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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): NOVEMBER 7, 2006


                             CLARKE AMERICAN CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation


               333-133253                            84-1696500
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            (Commission File                        (IRS Employer
                 Number)                         Identification No.)


                10931 LAUREATE DRIVE, SAN ANTONIO, TEXAS 78249
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              (Address of Principal Executive Offices) (Zip Code)


                                 210-697-8888
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             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On November 7, 2006, Clarke American Corp. (the "Company") reported its third quarter and nine months ended September 30, 2006 results. The Company's third quarter and nine months ended September 30, 2006 results are discussed in detail in the press release, which is attached as Exhibit
99.1 to this Current Report on Form 8-K and incorporated herein by reference.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits.

            EXHIBIT
            NUMBER      DESCRIPTION
            -------     -----------
              99.1      Press release issued by the Company on November 7,
                        2006 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CLARKE AMERICAN CORP.



                                   By: /s/ Peter A. Fera, Jr.
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                                       Name:    Peter A. Fera, Jr.
                                       Title:   Senior Vice President and
                                                Chief Financial Officer


Date: November 7, 2006




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                              INDEX TO EXHIBITS
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EXHIBIT NUMBER       DESCRIPTION
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     99.1            Press  release  issued by the Company on November 7, 2006
                     furnished pursuant to Item 2.02 of this Current Report on Form 8-K.








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